UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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                               MITEK SYSTEMS, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                               MITEK SYSTEMS, INC.
                          14145 Danielson St., Suite B
                             Poway, California 92064

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD FEBRUARY 4, 2004

TO ALL STOCKHOLDERS OF
  MITEK SYSTEMS, INC.

      The Annual Meeting of Stockholders of Mitek Systems, Inc. (the "Company") will be held at 1:00 p.m., local time, Wednesday, February 4, 2004, at the Company's executive offices located at 14145 Danielson St., Suite B, Poway, California 92064, for the following purposes:

1. To elect a board of six directors to hold the office during the ensuing year or until their respective successors are elected and qualified. The Board of Directors intends to nominate as directors the six persons identified in the accompanying proxy statement.

2.    To ratify the appointment of Deloitte & Touche LLP as our 2004 Auditors.

3. To transact such business as may properly come before the meeting and any adjournments thereof.

      The Board of Directors has fixed the close of business on January 2, 2004 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjournments thereof. A list of these stockholders will be open to examination by any stockholder at the meeting and for ten days prior thereto during normal business hours at our executive offices, 14145 Danielson St., Suite B, Poway, California 92064.

      Enclosed for your convenience is a form of proxy which may be used at the Annual Meeting and which, unless otherwise marked, authorizes the holders of the proxy to vote for the proposed slate of directors and as the proxy holder deems appropriate on any other matter brought before the Annual Meeting.

      You are invited to attend the meeting in person. Even if you expect to attend, it is important that you sign, date and return the attached proxy promptly in the business reply envelope which requires no postage if mailed in the United States. It is important that your shares be represented at the meeting to assure the presence of a quorum. If you sign and send in a proxy, you may revoke it by executing a new proxy with a later date, by written notice of revocation to the secretary of the company at any time before it is voted, or by attendance at the meeting and voting in person.

                                              By Order of the Board of Directors


                                              /s/ John M. Thornton

Poway, California                             John M. Thornton
January 14, 2004                              Chairman of the Board

                               MITEK SYSTEMS, INC.
                          14145 Danielson St., Suite B
                             Poway, California 92064

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                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                February 4, 2004

      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Mitek Systems, Inc. (the "Company") for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held at 1:00 p.m., local time, Wednesday, February 4, 2004, at the company's executive offices at 14145 Danielson St., Suite B, Poway, CA 92064, and at any adjournments thereof.

      As of the close of business on January 2, 2004, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, we had a total of 11,314,593 shares of Common Stock issued and outstanding.

      We will pay the expenses of soliciting proxies for the Annual Meeting including the cost of preparing, assembling and mailing the proxy materials. Proxies may be solicited personally, by mail, by telephone, by facsimile, or by telegram, by our regularly employed officers and employees of the Company. Our officers and employees will not receive additional compensation for soliciting proxies. We may request persons holding stock in their names for others, such as brokers and nominees, to forward proxy materials to their principals and request authority to execute the proxy. We will reimburse any such brokers and nominees for their expenses in connection therewith.

      Our 2003 Annual Report to Stockholders is included in this Proxy Statement, but is not incorporated in, and is not part of, this Proxy Statement and is not proxy-soliciting material. We intend to mail this Proxy Statement and the accompanying material to stockholders of record on or about January 14, 2004. The Company's Annual Report will be provided free of charge to any stockholder upon written request to the Company at 14145 Danielson St., Suite B, Poway, CA 92064.

                                     VOTING

      The election of directors is decided by a plurality of the votes cast by holders of all shares entitled to vote in the election. Each stockholder of record on January 2, 2004, is entitled to one vote for each share held on all matters to come before the meeting. The enclosed form of proxy provides a method for stockholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy card. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the nominee(s) for whom you are withholding the authority to vote by listing such nominee(s) in the space provided. If you check the box marked "WITHHOLD" your vote will be treated as an abstention and accordingly, your shares will neither be voted for nor against a director but will be counted for quorum purposes. Accordingly, withheld votes will not affect the outcome of the election of directors.

      The enclosed form of proxy also provides a method for stockholders to vote for or against or to abstain from voting with respect to the ratification of the selection of Deloitte & Touche LLP as our 2004 auditors. By abstaining from voting for such, shares would not be voted either for or against, but would be counted for quorum purposes. While there may be instances in which a stockholder will wish to abstain, the Board of Directors encourages all stockholders to vote their shares in their best judgment and to participate in the voting process to the fullest extent possible.

      Brokers who hold shares in street name for customers who are beneficial owners of such shares are prohibited from giving a proxy to vote such customers' shares on "non-routine" matters in the absence of specific instructions from such customers. This is commonly referred to as a "broker non-vote." Broker non-votes will be treated in the same manner as abstentions for voting and quorum purposes. Accordingly, broker non-votes will not affect the outcome of the election of directors.

      The shares represented by proxies that are returned properly signed will be voted in accordance with the stockholder's directions. If the proxy card is signed and returned without direction as to how the shares are to be voted, the shares will be voted as recommended by the Board of Directors. A stockholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date, or by written notice to the Company of the death or incapacity of the stockholder who executed the proxy.

      The proxy will also be revoked if the person executing the proxy is present at the Annual Meeting and elects to vote in person. Unless revoked, the proxy will be voted as specified. The persons named as proxies were selected by the Board of Directors.

                            PROPOSALS OF STOCKHOLDERS

      For proposals of stockholders to be included in our proxy materials to be distributed in connection with the 2005 annual meeting of stockholders, anticipated to be held in February 2005, we must receive such proposals in writing no later than September 16, 2004. The acceptance of such proposals is subject to Securities and Exchange Commission (the "Commission") guidelines. Any stockholder proposal submitted with respect to our 2005 annual meeting of stockholders which is received by us after November 30, 2004 will be considered untimely for purposes of Rule 14a-4 and Rule 14a-5 under the Exchange Act and the Board of Directors may vote against such proposal using its discretionary voting authority as authorized by proxy.

                                 PROPOSAL NO. 1

                             TO ELECT SIX DIRECTORS

ELECTION OF DIRECTORS

      Pursuant to our Bylaws, the Board of Directors has fixed the number of authorized directors at six. All six directors are to be elected at the Annual Meeting, to hold office until the next annual meeting or until their successors are duly elected and qualified. The six nominees receiving the highest number of votes will be elected.

      Unless authorization to do so is withheld, it is intended that the persons named in the enclosed proxy will vote for the election of the nominees proposed by the Board of Directors, all of whom are presently directors of the Company. If any of the nominees should become unavailable for election before the Annual Meeting, the proxy will be voted for a substitute nominee or nominees, if any, designated by the Board of Directors.

      The following table includes the names and certain information about the directors and executive officer of the Company. Each of the directors is also a nominee for election to the Board of Directors. All of the nominees named below have consented to being named herein and to serve, if elected.

Name                                             Age           Position
----                                             ---           --------
John M. Thornton..................................71           Chairman of the Board and Chief Financial Officer
Gerald I. Farmer, Ph. D (1)(2)....................69           Director
James B. DeBello..................................45           Director, President and Chief Executive Officer
Sally B. Thornton.................................69           Director
John G. Rebelo, Jr. (1)(2)........................63           Director
Robert David Holvey (1)(2)........................52           Director

(1)   Compensation Committee
(2)   Audit Committee

Directors

      John M. Thornton - Mr. Thornton, 71, has been a director of the Company since March 1986. He was appointed Chairman of the Board as of October 1, 1987 and served as President, Chief Executive Officer and Chief Financial Officer from September 1998 to May 2003. Previously, he served as President of the Company from May 1991 through July 1991 and Chief Executive Officer from May 1991 through February 1992. From 1976 through 1988, Mr. Thornton served as Chairman and Vice Chairman of the Board at Micom Systems, Inc. Mr. Thornton was Chairman and President of Wavetek Corporation for 18 years. Mr. Thornton is also Chairman of the Board of Thornton Winery Corporation. Mr. Thornton is the spouse of Sally B. Thornton, a director.

      Gerald I. Farmer, Ph.D. - Dr. Farmer, 69, has been a director of the Company since May 1994. He was Executive Vice President of the Company from November 1992 until June 1997. Before joining the Company, Dr. Farmer was Executive Vice President of HNC Software, Inc. from January 1987 to November 1992. He has held senior management positions with IBM Corporation, Xerox, SAIC and Gould Imaging and Graphics.

      James B. DeBello - Mr. DeBello, 45, has been a director of the Company since November 1994. He has been President and Chief Executive Officer of the Company since May 2003. Previously he was Chief Executive Officer of AsiaCorp Communications, Inc., a wireless data infrastructure and software company, from July 2001 to May 2003. He was Venture Chief Executive Officer for IdeaEdge Ventures, Inc., a venture capital company, from June 2000 to June 2001. From May 1999 to May 2000 he was President, Chief Operating Officer and a member of the Board of Directors of CollegeClub.com, an internet company. From November 1998 to April 1999 he was Chief Operating Officer of WirelessKnowledge, Inc.; a joint venture company formed between Microsoft and Qualcomm, Inc. Before that, from November 1996 to November 1998, Mr. DeBello held positions as Vice President, Assistant General Manager and General Manager of Qualcomm Inc.'s Eudora Internet Software Division, and Vice President of Product Management of Qualcomm Inc.'s Subscriber Equipment Division.

      Sally B. Thornton - Ms. Thornton, 69, has been a director of the Company since April 1988. She has been a private investor for more than forty years. She served as a director of Micom Systems, Inc. from 1976 to 1988. From 1987 until 1996 she served as Chairman of Medical Materials, Inc, a composite plastics manufacturer. Ms. Thornton is on the Board of Directors of Thornton Winery Corporation in Temecula, CA. She has been a Trustee of the Sjorgren's Syndrome Foundation in New York and Stephens College in Missouri. Ms. Thornton is also a Life Trustee of the San Diego Museum of Art. Ms. Thornton is the spouse of John
M. Thornton, Chairman of the Board.

      John G. Rebelo, Jr. - Mr. Rebelo, 63, has been a director of the Company since July 2002. He was Market Chairman of U.S. Bank San Diego, from 2000 to 2001. From 1974 to 2000 he was Chairman of the Board and Chief Executive Officer of Peninsula Bank of San Diego.

      Robert David Holvey - Mr. Holvey, 52, has been a director of the Company since July 2003. Since November 1996 he has been Senior Vice President, Business Modeling Division at Wells Fargo and Company. He has also held senior level management positions at major banks and companies, including Bank of America and EPIC Homes. He has nearly 20 years of experience in the financial services industry.

Meetings

      The Board of Directors has one regularly scheduled meeting each year, immediately after and at the same place as the Annual Meeting of Stockholders. Additional meetings may be called as the need arises. During the 2003 fiscal year, there were six meetings of the Board of Directors. No director attended fewer than 75 percent of the aggregate number of meetings held by the Board of Directors and the committees on which such director served during the 2003 fiscal year.

Committees

      The Board of Directors does not have a standing nominating committee; however, all nominations are approved by a majority of independent directors. The Board of Directors intends to create an independent Nominating Committee in February 2004. The Board of Directors will consider suggestions by shareholders for names of possible future nominees delivered in writing and received one hundred and twenty (120) days in advance of the Annual Meeting of Shareholders. Such recommendations should provide all information relating to such person that the stockholder desires to nominate that is required to be disclosed in solicitation of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

      The Board of Directors has appointed from among its members two committees, the Compensation Committee and the Audit Committee, to advise it on matters of special importance to the Company.

      The Compensation Committee, which acts as the Administrative Committee for the 1986, 1988, 1996, 1999, 2000 and 2002 Stock Option Plans, during fiscal 2003 was composed of Gerald I. Farmer, John G. Rebelo, Jr. and Robert David Holvey. The Compensation Committee reviews, analyzes and recommends compensation programs to the Board of Directors. It also decides to which key employees of the Company either incentive stock options or non-qualified stock options should be granted. During fiscal 2003, the Compensation Committee held six meetings, concurrently with Board of Directors meetings.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Board of Directors (the "Audit Committee") has furnished the following report to stockholders of the Company in accordance with rules adopted by the Commission.

      The Audit Committee, which is appointed annually by the Board of Directors, currently consists of three directors, Gerald I. Farmer, John G. Rebelo, Jr. and Robert David Holvey. Directors Farmer, Rebelo and Holvey are independent and meet the other qualifications requirements under the applicable rules of the NASDAQ and under the regulations adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The Audit Committee acts under a written charter. Copies of the Audit Committee Charter, Compensation Committee Charter, and Code of Conduct are available on the Company's website at www.miteksys.com by selecting "About Us" and "Investor Relations". As described in its charter, the Audit Committee meets with the independent auditors and officers or other personnel of the Company responsible for the Company's financial reports. The Audit Committee is responsible for reviewing the scope of the auditors' examination of the Company and the audited results of the examination. The Audit Committee is also responsible for discussing with the auditors the scope, reasonableness and adequacy of internal accounting controls. The Audit Committee is not responsible for the planning or conduct of the audits or the determination that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. Among other matters, the Audit Committee considers and selects a certified public accounting firm as the Company's independent auditor. The Audit Committee held six meetings during fiscal 2003.

      In accordance with rules adopted by the Commission, the Audit Committee of the Company states that:

      o The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the fiscal year 2003.

      o The Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as modified and supplemented.

      o The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP, required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees"), as modified and supplemented, and has discussed with Deloitte & Touche LLP, the independent accountant's independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2003, for filing with the Commission.

                                                       Audit Committee

                                                       Gerald I. Farmer
                                                       John G. Rebelo, Jr.
                                                       Robert David Holvey

Director Compensation

      The Company does not pay compensation for service as a director to persons employed by the Company (John M. Thornton and James B. DeBello). Outside directors are paid $1,500 for each board meeting and $500 for each committee meeting they attend.

      The Board of Directors recommends that you vote "FOR" the election of each nominee as a director of the Company.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table shows the compensation we paid to our Chief Executive Officer and other executive officers who served as such at the end of fiscal 2003 and received annual compensation over $100,000.

Principal Position                Year       Annual Salary       Bonus ($)        Common Stock       All Other Comp.
                                             ($)                                  Underlying         ($)
                                                                                  Options
John M. Thornton Chairman,        2003       262,500
Chief Executive Officer,          2002       250,000
Chief Financial Officer           2001       225,000

James B. DeBello (1)              2003        98,000                              400,000
President & Chief
Executive Officer

Noel Flynn                        2003       168,000
V.P., Operations                  2002       160,000                               50,000
                                  2001       130,000

Murali Narayanan (2)              2003        36,000                              100,000
V.P., Marketing

(1) Mr. DeBello joined the Company during 2003 and has an annualized salary of $275,000.
(2) Mr. Narayanan joined the Company during 2003 and has an annualized salary of $165,000.

Stock Options

      The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock options granted during the fiscal year ended September 30, 2003.

                                             Option Grants in Last Fiscal Year

                                                                                                        Potential Realizable
                         Number of                                                                     Value at Assumed Annual
                         Securities                                                                      Rates of Stock Price
                         Underlying           Total Options           Exercise or                      Appreciation for Option
                      Options Granted    Granted to Employees in       Base Price     Expiration              Term (2)
                           (#)(1)              FY 2003 (%)             ($/Share)          Date         5%($)         10%($)
John M. Thornton              -0-          N/A                         N/A                N/A              N/A           N/A
James B. DeBello          400,000        46.73%                       1.06            5/18/13          266,823       676,322
Noel Flynn                    -0-
Murali Narayanan          100,000        11.68%                       1.39            7/15/13           87,473       221,719

(1) Options vest monthly over a three-year period and have terms of ten years, subject to earlier termination on the occurrence of certain events related to termination of employment. In addition, the full vesting of the option is accelerated if there is a change in control of the Company.

(2) The potential realizable value at assumed annual rates of stock price appreciation for the option term represents hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future common stock prices. These amounts represent assumed rates of appreciation in the value of our common stock from the fair market value on the date of the grant. The amounts reflected in the table may not necessarily be achieved.

      The following table shows, as to the individuals named in the Summary Compensation Table, information concerning stock option values at the fiscal year end September 30, 2003.

                                          Aggregated Option Exercises in Last Fiscal Year
                                                 and Fiscal Year-End Option Values
                               Number of Securities Underlying          Value of Unexercised In-the Money
                                Unexercised Options at FY End                Options at FY-End ($)(1)
                               Exercisable      Unexercisable           Exercisable        Unexercisable
John M. Thornton                        0                 --                    --                  --
James B. DeBello                   74,444            355,556               $60,761            $376,889
Noel Flynn                        130,399            141,099               $24,024            $ 45,554
Murali Narayanan                    5,556             94,444                   -0-                 -0-

(1) Based on a closing bid price of $1.02 on September 30, 2003 as reported on the NASDAQ National Market.

                      REPORT OF THE COMPENSATION COMMITTEE

      As members of the Compensation Committee it is our duty to monitor the performance and compensation of executive officers and other key employees, to review compensation plans and to administer the Company's Stock Option Plans. The Company's executive and key employee compensation programs are designed to attract, motivate and retain the executive talent needed to enhance stockholder value in a competitive environment. Our fundamental philosophy is to relate the amount of compensation "at risk" for an executive directly to his or her contribution to the Company's success in achieving superior performance goals and to the overall success of the Company. The Company's executive and key employee compensation program consists of a base salary component, a component providing the potential for an annual bonus based on overall Company performance as well as individual performance, and a component providing the opportunity to earn stock options that focus the executives and key employees on building stockholder value through meeting longer-term financial and strategic goals.

      In designing and administering its executive compensation program, the Company tries to strike an appropriate balance among these various elements, each of which is discussed in greater detail below.

      In applying these elements to arrive at specific amounts or awards, the members of the Compensation Committee apply their subjective evaluation of these various factors and arrive at consensus through discussion. While specific numerical criteria may be used in evaluating achievement of individual or Company goals, the extent of achieving such goals is then factored in with other more subjective criteria to arrive at the final compensation or award decision.

Base Salary

      Base salary is targeted at the fiftieth percentile, consistent with comparable high technology companies in the same general stage of development and in the same general industry and geographic area. For this purpose, this Committee uses the wage and salary surveys of the American Electronics Association and industry and area trade groups of which the Company is a member. This group of companies is not the same as the peer group chosen for the Stock Performance Graph.

      The Company's salary increase program is designed to reflect individual performance related to the Company's overall financial performance as well as competitive practice. Salary reviews are typically performed annually in conjunction with a performance review. Salary increases are dependent on the achievement of individual and corporate performance goals.

The Executive and Key Employee Bonus Plan

      The Executive and Key Employee Bonus Plan is designed to reward Company executives and other key employees for their contributions to corporate goals. Corporate goals are established as part of the annual operating plan process. Overall corporate goals include target levels of pre-tax, pre-bonus profit and net revenue.

      Each eligible employee's award is expressed as a percentage of the participant's October 1, 2002 base salary. Bonus achievement is dependent upon meeting or exceeding the company's minimum goals for pre-tax, pre-bonus and net revenue. For fiscal 2003, no bonus award for any participant was payable as the Company did not achieve its goals.

Stock Option Plans

      The Company's 1986 Stock Option Plan (the "1986 Plan") authorized the issuance of options to buy up to a total of 630,000 shares of the Company's Common Stock. At September 30, 2002, zero shares of Common Stock were subject to outstanding options issued under the 1986 Plan. The 1986 Plan ended on September 30, 1996 and no additional options may be granted under the plan. The Company's 1988 Stock Option Plan (the "1988 Plan") authorized the issuance of options to buy up to 650,000 shares of the Company's Common Stock. At September 30, 2003, 5,000 shares were subject to outstanding options issued under the 1988 Plan. The 1988 Plan ended on September 13, 1998 and no additional options may be granted under that plan. The Company's 1996 Stock Option Plan (the "1996 Plan") authorizes the Company to grant its directors, officers and key employees options to buy up to 1,000,000 shares of the Company's Common Stock. At September 30, 2003, 209,252 shares were subject to outstanding options and none remained available for future grants under the 1996 Plan. The Company's 1999 Stock Option Plan (the "1999 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2003, 774,376 shares were subject to outstanding options and 165,193 were available for future grants under the 1999 Plan. The Company's 2000 Stock Option Plan (the "2000 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2003, 962,335 shares were subject to outstanding options and 34,917 were available for future grants under the 2000 Plan. The Company's 2002 Stock Option Plan (the "2002 Plan") authorizes the Company to grant its directors, officers, employees and consultants options to purchase up to 1,000,000 shares of the Company's Common Stock. At September 30, 2003, 1,000,000 shares were available for future grants under the 2002 Plan.

      The Company's stock option plans are designed to:

      1.    Encourage and create ownership and retention of the Company's stock;

      2.    Balance long-term with short-term decision making;

      3. Link the officers' or key employees' financial success to that of the stockholders;

      4. Focus attention on building stockholder value through meeting longer-term financial and strategic goals; and

      5. Ensure broad-based participation of key employees (all employees currently participate in the Stock Option Plans).

401(k) Savings Plan

      In 1990 the Company established an Employee Savings Plan (the "Savings Plan") intended to qualify under Section 401(k) of the Internal Revenue Code of 1986 as amended (the "Code"), which is available to all employees who satisfy the Plan's age and service requirement. The Savings Plan allows an employee to defer up to 15% of the employee's compensation for the pay period elected in his or her salary deferral agreement on a pre-tax basis pursuant to a cash or deferred arrangement under Section 401(k) of the Code (subject to maximums permitted under federal law). This contribution will generally not be subject to federal tax until it is distributed from the Savings Plan. In addition these contributions are fully vested and non-forfeitable. Contributions to the Savings Plan are deposited in a trust fund established in connection with the Savings Plan. The Company may make discretionary contributions to the Savings Plan at the end of each fiscal year as deemed appropriate by the Board of Directors. Vested amounts allocated to each participating employee are distributed in the event of retirement, death, disability or other termination of employment. For fiscal 2003 the Committee determined that participants would not receive a matching contribution.

Other Compensation Plans

      The Company has adopted certain broad-based employee benefit plans in which executive officers have been permitted to participate. The incremental cost to the Company of benefits provided to executive officers under these life and health insurance plans is less than 10% of the base salaries for executive officers for fiscal 2003. Benefits under these broad-based plans are not directly or indirectly tied to Company performance.

                                                       Compensation Committee

                                                       Gerald I. Farmer
                                                       John G. Rebelo, Jr.
                                                       Robert David Holvey

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         AND RELATED STOCKHOLDER MATTERS

      The table below shows, as of January 2, 2004, the amount and class of the Company's voting stock owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by (i) each director of the Company, (ii) the executive officers named in the Summary Compensation Table, (iii) all directors and executive officers as a group and (iv) each person known by us to own beneficially 5% or more of any class of the Company's voting stock (except as noted below). The business address for each of these stockholders is c/o Mitek Systems, Inc., 14145 Danielson St., Suite B, Poway, CA 92064.

                                                                          Number of shares of
                                                                       Common Stock Beneficially    Percent of
Name of beneficial Owner or Identify of Group                                    Owned                Class
John M. and Sally B. Thornton.....................................           2,699,959 (1)               23.86%
Gerald I. Farmer..................................................              55,000 (2)                 .48%
James B. DeBello..................................................             425,000 (3)                3.62%
John G. Rebelo, Jr................................................              16,000 (4)                 .14%
Robert David Holvey...............................................                     -0-                  -0-
Noel Flynn........................................................             249,802 (5)                2.16%
Murali Narayanan..................................................             100,000 (6)                 .88%

Directors and Officers as a Group.................................            3,545,761(7)               29.12%

(1) John M. Thornton and Sally B. Thornton, husband and wife, are trustees of a family trust, and are each directors of the Company.
(2) Represents 10,000 shares of Common Stock held by Dr. Farmer and includes 45,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2004.

(3) Represents 425,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2004.
(4) Represents 1,000 shares of Common Stock held by Mr. Rebelo and includes 15,000 shares of Common Stock subject to options exercisable within 60 days of January 2, 2004.
(5) Represents 16,178 shares of Common Stock held by Mr. Flynn and includes 233,624 shares of Common Stock subject to options exercisable within 60 days of January 2, 2004.
(6) Represents 100,000 shares of Common Stock subject to options exercisable within in 60 days of January 2, 2004.
(7) Includes 848,624 shares of Common Stock subject to options exercisable within 60 days of January 2, 2004.

      Information with respect to beneficial ownership is based on information furnished to the Company by each person identified above.

Equity Compensation Plan Information

      The following table sets forth information, as of September 30, 2003, with respect to the Company's compensation plans under which common stock is authorized for issuance.

      -------------------------------------------------------------------------------------------------------
      Plan category                                 Number of      Weighted-average   Number of securities
                                                  securities to     exercise price          remaining
                                                    be issued             of              available for
                                                       upon          outstanding         future issuance
                                                   exercise of         options,           under equity
                                                   outstanding         warrants           compensation
                                                     options,         and rights              plans
                                                   warrants and                            (excluding
                                                      rights                               securities
                                                                                          reflected in
                                                                                           column (a)
      -------------------------------------------------------------------------------------------------------
                                                       (a)               (b)                   (c)
      -------------------------------------------------------------------------------------------------------
      Equity compensation plans approved by         2,350,963            2.03               1,200,110
                 security holders
      -------------------------------------------------------------------------------------------------------
               Equity compensation                        -0-             -0-                     -0-
              plans not approved by
                 security holders
      -------------------------------------------------------------------------------------------------------
                      Total                         2,350,963            2.03               1,200,110
      -------------------------------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of Forms, 3, 4, and 5 and amendments thereto furnished to us, we are not aware of any director, officer or beneficial owner of 10% of our common stock that failed to file on a timely basis as disclosed on the above forms, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, during fiscal year 2003.

                            STOCK PERFORMANCE GRAPH

                                [GRAPH OMITTED]

                                                 9/98         9/99         9/00         9/01         9/02         9/03
----------------------------------------------------------------------------------------------------------------------
Mitek Systems, Inc.                            100.00       933.43       893.54       375.51       202.69       228.29
----------------------------------------------------------------------------------------------------------------------
NASDAQ Stock Market (US)                       100.00       163.12       217.03        88.74        69.90       106.49
----------------------------------------------------------------------------------------------------------------------
NASDAQ Stocks (SIC 3570-3579 US Cos.)          100.00       190.53       297.78        67.88        60.48       101.83
----------------------------------------------------------------------------------------------------------------------

                    ASSUMES $100 INVESTED ON SEPT. 30, 1998
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT. 30, 2003

The above graph compares our performance with that of the NASDAQ Market Index and Peer Group based on SIC Code 3570 - Computer and Office Equipment. The graph assumes an investment of $100 on October 1, 1998 and the reinvestment of dividends.

                                 PROPOSAL NO. 2

                      RATIFICATION OF SELECTION OF AUDITORS

      The Audit Committee of the Board of Directors has selected the firm of Deloitte & Touche, LLP, independent certified public accountants, to serve as auditors for the fiscal year ending September 30, 2004. A representative of Deloitte & Touche, LLP will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees

      The fees for professional services rendered for the audit of the Company's financial statements for each of the fiscal years ended September 30, 2003 and September 30, 2002, and the reviews of the financial statements included in the Company's Form 10-Q or services normally provided by the independent auditor in connection with statutory or regulatory filings or engagements for each of these fiscal years, were $108,000 and $95,095 respectively.

Audit Related Fees

      There were no audit related fees for the fiscal years ended September 30, 2002 or September 30, 2002.

Tax Fees

      There were no fees for tax compliance, tax advice or tax planning billed or expected to be billed by Deloitte & Touche LLP for the fiscal years ended September 30, 2002 or September 30, 2003.

All Other Fees

      There was $5,000 in other fees paid to Deloitte & Touche, LLP for services rendered for the Company during the 2003 fiscal year, including tax services, other than as disclosed herein.

      The Audit Committee believes there were no services provided by Deloitte & Touche, LLP which would effect its independence.

      The Board of Directors recommends that you vote "FOR" this proposal.

OTHER BUSINESS

      The Annual Meeting is called for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. We are not aware of any matters for action by stockholders at this meeting other than those described in the Notice. The enclosed proxy, however, will confer discretionary authority with respect to matters that are not known at the date of printing hereof and which may properly come before the Annual Meeting or any adjournment thereof. The proxy holders intend to vote in accordance with their best judgment on any such matters.

      PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                           By Order of the Board of Directors


                                           /s/ John M. Thornton

                                           John M. Thornton
                                           Chairman of the Board

San Diego, California
January 14, 2004

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN            Please
THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED                 Mark Here
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY              for Address    |_|
WILL BE VOTED FOR PROPOSAL 1 AND 2.                           Change or
                                                              Comments
                                                              SEE REVERSE SIDE


1.    ELECTION OF DIRECTORS

             FOR all nominees                       WITHHOLD
            listed to the right                    AUTHORITY
             (except as marked              to vote for all nominees
              to the contrary)                listed to the right

                    |_|                                |_|

NOMINEES: 01 John M. Thornton, 02 Sally B. Thornton, 03 James B. DeBello,
          04 Gerald I. Farmer, 05 John G. Rebelo Jr., 06 Robert David Holvey

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

________________________________________________________________________________

2.    Ratify the appointment of Deloitte & Touche LLP as the Company's 2004
      Auditors.

               FOR               AGAINST               ABSTAIN

               |_|                 |_|                   |_|


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date: ____________________________________________________________________, 2004


________________________________________________________________________________
                                   (Signature)


________________________________________________________________________________
                           (Signature if held jointly)

    PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                        Annual
                                        Meeting of
                                        Stockholders

                                        February 4, 2004

                                        Mitek Systems, Inc.
                                        14145 Danielson Street
                                        Suite B
                                        Poway, CA 92064

PROXY

                               MITEK SYSTEMS, INC.

                         Annual Meeting of Stockholders
                                February 4, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints John M. Thornton and James B. DeBello as proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Mitek Systems, Inc. standing in the name of the undersigned with all power which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held February 4, 2004 or any adjournment thereof.

       (Continued, and to be marked, dated and signed, on the other side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

--------------------------------------------------------------------------------
                            ^ FOLD AND DETACH HERE ^

                                ----------------
                                Admission Ticket
                                ----------------

                                 Annual Meeting
                                       of
                              Mitek Systems, Inc.
                                  Stockholders

                           Wednesday, February 4, 2004
                                   1:00 p.m.
                               Mitek Systems, Inc.
                             14145 Danielson Street
                                    Suite B
                                 Poway, CA 92064

================================================================================

                                     Agenda

      o     Election of Directors
      o     Ratify the appointment of Delloite & Touche LLP as auditors
      o     Report on the progress of the corporation
      o     Informal discussion among stockholders in attendance

================================================================================